Exhibit 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
Reporting Period: December 2015

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.
___________________________	___________________________
Signature of Debtor	Date
___________________________	___________________________
Signature of Joint Debtor	Date
/s/ Michael F. Doolan	February 1, 2015
Signature of Authorized Individual*	Date
Michael F. Doolan	Executive Vice President and Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual
* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

General Notes to the Monthly Operating Report ("MOR")

The Chapter 11 Cases

On June 25, 2015 (the "Petition Date"), Molycorp, Inc. (the “Company”), certain of its direct and indirect wholly owned domestic subsidiaries and certain of its foreign subsidiaries in Canada, Barbados and Luxembourg (collectively with the Company, the “Debtors”) each commenced a case (collectively, the “Chapter 11 Cases”) by filing a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtors are continuing in possession of their properties and are managing their businesses, as debtors-in-possession, in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The Company’s operating subsidiaries in Hong Kong, China, Thailand, Sri Lanka, Japan, Korea, Germany, United Kingdom, Estonia and Singapore are not Debtors under the Chapter 11 Cases. In addition, the Company’s majority owned joint venture in Quapaw, Oklahoma, is not a Debtor under the Chapter 11 Cases. The Chapter 11 Cases are styled In re Molycorp, Inc., et al, U.S. Bankruptcy Court, District of Delaware, Case No. 15-11357.
Although the Chapter 11 Cases triggered defaults for certain of the Debtors’ debt obligations, creditors are stayed from taking any actions as a result of such defaults. Substantially all of the Debtors' pre-petition liabilities are subject to settlement under a reorganization plan. As a result of the Chapter 11 Cases, the realization of assets and the satisfaction of liabilities are subject to uncertainty. The Debtors, operating as debtors-in-possession under the Bankruptcy Code, may, subject to approval of the Court, sell or otherwise dispose of assets and liquidate or settle liabilities for amounts other than those reflected in certain financial information herein disclosed. In addition, a confirmed reorganization plan or other arrangement may materially change the amounts and classifications of assets and liabilities herein disclosed.
The U.S. Trustee for the District of Delaware (the "U.S. Trustee") has appointed an official committee of unsecured creditors (the “UCC”). The UCC is organized to represent the interests of all creditors that have unsecured claims against the Debtors. The UCC and its legal representatives have a right to be heard on all matters affecting the Debtors that come before the Court. There can be no assurance that the UCC will support the Debtors' positions on matters to be presented to the Court in the future or on any reorganization plan, once proposed. This could materially change the amounts and classifications of assets and liabilities herein disclosed.
Debtor-In-Possession Financing
On July 2, 2015, the Company received approval from the Court, pursuant to an interim order, to borrow an aggregate of $22.0 million in interim debtor-in-possession financing provided by an affiliate of Oaktree Capital Management ("Oaktree"). On July 24, 2015, the Court, pursuant to a final order, approved a Secured Superpriority Debtor-In-Possession Credit Agreement between the Company, Oaktree and other lenders for an additional aggregate of $113.4 million. For more information, readers are referred to the Company's report on Form 10-Q for the quarterly period ended June 30, 2015 filed with the Securities and Exchange Commission on August 17, 2015.
Basis of presentation
The financial statements and supplemental information contained herein are unaudited, limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements for the Debtors, as set forth by the Court, and is in a format intended to meet the requirements for the Debtors, as set forth by the U.S. Trustee.
Except for cash receipts and disbursements, the financial statements and supplemental information contained herein are prepared on an accrual basis. However, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and does not include all of the information and footnotes required by GAAP. Therefore, there can be no assurance that the financial information presented herein is complete and readers are strongly cautioned not to place undue reliance on the MOR. The unaudited financial statements herein included have been derived from the books and records of the Debtors. As a result, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR. The information furnished in this report primarily includes normal recurring adjustments but not all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and any changes could be material. The results of operations contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1	Reporting Period: December 2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
1 of 2

Debtors	Molycorp Minerals LLC	Magnequench International Inc	Molycorp Metals & Alloys	Molycorp Rare Metals (Utah) Inc.	Molycorp Minerals Canada ULC	Molycorp Chemical & Oxide Inc.	Molycorp Inc.	Magnequench Ltd.	NEO International Corp.	Molycorp Rare Metals Holding Inc.	MCP Canada Ltd Partnership	Molycorp Luxembourg Hldgs Sarl	MCP Exchangeco Inc.	MCP Callco ULC
Case No.	15-11371	15-11360	15-11369	15-11373	15-11370	15-11367	15-11357	15-11361	15-11374	15-11372	15-11365	15-11368	15-11366	15-11363
Country	USA	USA	USA	USA	Canada	USA	USA	Barbados	Barbados	USA	Canada	Luxembourg	Canada	Canada
USD in 000s

Operating Activity
Cash Receipts
Resources	$361	—	—	—	—	—	—	—	—	—	—	—	—	—
Rare Metals	—	—	—	867	—	—	—	—	—	—	—	—	—	—
Magnetic Materials & Alloys	—	2,448	288	—	—	—	—	—	—	—	—	—	—	—
Chemicals & Oxides	—	—	—	—	—	2,843	—	—	—	—	—	—	—	—
Other receipts	69	15	—	32	79	1	—	—	—	—	—	—	—	—
Total Operating Cash Receipts	430	2,463	288	899	79	2,844	—	—	—	—	—	—	—	—

Cash Disbursements
Payroll	(2,336)	(294)	(184)	(67)	(473)	(123)	—	—	(53)	—	(18)	—	—	—
Contract labor	(105)	(12)	—	—	—	—	—	—	—	—	—	—	—	—
Raw material payments	—	(345)	(85)	(335)	—	—	—	—	—	—	—	—	—	—
Reagents & chemicals	—	—	—	—	(33)	—	—	—	—	—	—	—	—	—
Transportation & shipping	(17)	(7)	(15)	(6)	—	—	—	—	—	—	—	—	—	—
Other production costs	(48)	—	(86)	(5)	(31)	—	—	—	—	—	—	—	—	—
Repairs & maintenance (non-CapEx)	(69)	—	—	(4)	(7)	—	—	—	—	—	—	—	—	—
Professional fees	(1,209)	(4)	—	—	—	—	—	—	—	—	—	—	—	—
Rent and operating leases	(52)	(6)	—	—	(32)	—	—	—	—	—	—	—	—	—
Taxes	(3,115)	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance	(3,707)	(18)	—	—	—	—	—	—	—	—	—	—	—	—
Utilities	(136)	—	(23)	(5)	(7)	—	—	—	—	—	—	—	—	—
Other disbursements	(25)	(18)	—	(1)	(157)	(177)	—	—	(39)	—	(4)	—	—	—

Total Operating Cash Disbursements	(10,820)	(703)	(393)	(423)	(741)	(300)	—	—	(92)	—	(22)	—	—	—

Net Cash Flow - Operating	(10,390)	1,760	(105)	476	(661)	2,544	—	—	(92)	—	(22)	—	—	—

Intercompany
Net intercompany - operating	12,800	4,706	—	(241)	228	(2,128)	(11,997)	—	—	—	(4,687)	—	—	—
Net intercompany - debt & equity	—	(1,154)	—	—	(1)	—	1,156	—	—	160	—	—	—	—
Net investment & JV funding	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net Intercompany	12,800	3,552	—	(241)	227	(2,128)	(10,841)	—	—	160	(4,687)	—	—	—

Non-Operating Activity
Cash Receipts	—	—	—	—	—	—	—	—	—	—	—	—	—	—
3rd-party loan proceeds	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Non-Operating Cash Receipts	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements
Interest	—	—	—	—	—	—	(4,098)	—	—	—	—	—	—	—
Capital expenditures	(240)	—	—	—	—	—	—	—	—	—	—	—	—	—
Capital lease & other	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Reorganization professional fees	—	—	—	—	—	—	(4,891)	—	—	—	—	—	—	—
Total Non-Operating Cash Disbursements	(2,842)	—	—	—	—	—	(8,989)	—	—	—	—	—	—	—

Net Cash Flow - Non-Operating	(2,842)	—	—	—	—	—	(8,989)	—	—	—	—	—	—	—

Total Net Increase (Decrease) in Cash	$(432)	$5,312	$(105)	$235	$(435)	$416	$(19,830)	$—	$(92)	$160	$(4,709)	—	—	—

Beginning Cash Balance - Book	$1,149	$7,680	$974	$3,197	$2,723	$16,812	$77,772	$148	$218	$821	$10,343	$10	$6	$5
Total cash receipts	430	2,463	288	899	79	2,844	—	—	—	—	—	—	—	—
Total cash disbursements	(13,662)	(703)	(393)	(423)	(741)	(300)	(8,989)	—	(92)	—	(22)	—	—	—
Net intercompany	12,800	3,552	—	(241)	227	(2,128)	(10,841)	—	—	160	(4,687)	—	—	—
Ending Cash Balance - Book - Debtors	$716	$12,992	$869	$3,432	$2,289	$17,228	$57,942	$148	$126	$981	$5,634	$10	$6	$5

DISBURSEMENTS SOLELY FOR PURPOSE OF CALCULATING U.S. TRUSTEE QUARTERLY FEES:
Total Cash Disbursements (Excluding Reorg Pro Fees)	(13,701)	(5,497)	(393)	(715)	(791)	(5,720)	(4,098)	—	(92)	—	(7,871)	—	—	—
Allocated - Reorganization Professional Fees	(1,724)	(692)	(49)	(90)	(99)	(720)	(516)	—	(12)	—	(990)	—	—	—
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	(15,424)	(6,188)	(442)	(805)	(890)	(6,440)	(4,614)	—	(104)	—	(8,861)	—	—	—

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1	Reporting Period: December 2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Continuation Sheet for MOR-1	2 of 2

Debtors	Industrial Minerals LLC	Magnequench Inc.	MCP Canada Holdings ULC	PP IV Mountain Pass II Inc.	PP IV Mountain Pass I Inc	RCF IV Speedwagon Inc.	Molycorp Advanced Water Technologies LLC	GRAND
Case No.	15-11358	15-11359	15-11364	15-11376	15-11375	15-11377	15-11362	TOTAL
Country	USA	USA	Canada	USA	USA	USA	USA
USD in 000s

Operating Activity
Cash Receipts
Resources	$—	$—	$—	$—	$—	$—	$—	$361
Rare Metals	—	—	—	—	—	—	—	867
Magnetic Materials & Alloys	—	—	—	—	—	—	—	2,736
Chemicals & Oxides	—	—	—	—	—	—	—	2,843
Other receipts	—	—	—	—	—	—	—	196
Total Operating Cash Receipts	—	—	—	—	—	—	—	7,003

Cash Disbursements
Payroll	—	—	—	—	—	—	—	(3,548)
Contract labor	—	—	—	—	—	—	—	(117)
Raw material payments	—	—	—	—	—	—	—	(765)
Reagents & chemicals	—	—	—	—	—	—	—	(33)
Transportation & shipping	—	—	—	—	—	—	—	(44)
Other production costs	—	—	—	—	—	—	—	(170)
Repairs & maintenance (non-CapEx)	—	—	—	—	—	—	—	(80)
Professional fees	—	—	—	—	—	—	—	(1,213)
Rent and operating leases	—	—	—	—	—	—	—	(90)
Taxes	—	—	—	—	—	—	—	(3,115)
Insurance	—	—	—	—	—	—	—	(3,725)
Utilities	—	—	—	—	—	—	—	(171)
Other disbursements	—	—	—	—	—	—	—	(421)
Total Operating Cash Disbursements	—	—	—	—	—	—	—	(13,493)

Net Cash Flow - Operating	—	—	—	—	—	—	—	(6,490)

Intercompany
Net intercompany - operating	—	—	—	—	—	—	—	(1,319)
Net intercompany - debt & equity	—	—	—	—	—	—	—	160
Net investment & JV funding	—	—	—	—	—	—	—	—
Net Intercompany	—	—	—	—	—	—	—	(1,158)

Non-Operating Activity
Cash Receipts	—	—	—	—	—	—	—	—
3rd-party loan proceeds	—	—	—	—	—	—	—	—
Total Non-Operating Cash Receipts	—	—	—	—	—	—	—	—

Cash Disbursements
Interest	—	—	—	—	—	—	—	(4,098)
Capital expenditures	—	—	—	—	—	—	—	(240)
Capital lease & other	—	—	—	—	—	—	—	—
Reorganization professional fees	—	—	—	—	—	—	—	(4,891)
Total Non-Operating Cash Disbursements	—	—	—	—	—	—	—	(11,831)

Net Cash Flow - Non-Operating	—	—	—	—	—	—	—	(11,831)

Total Net Increase (Decrease) in Cash	$—	$—	$—	$—	$—	$—	$—	$(19,479)

Beginning Cash Balance - Book	$—	$—	$5	$—	$—	$—	$5	$121,868
Total cash receipts	—	—	—	—	—	—	—	7,003
Total cash disbursements	—	—	—	—	—	—	—	(25,324)
Net intercompany	—	—	—	—	—	—	—	(1,158)
Ending Cash Balance - Book - Debtors	$—	$—	$5	$—	$—	$—	$5	$102,389

DISBURSEMENTS SOLELY FOR PURPOSE OF CALCULATING U.S. TRUSTEE QUARTERLY FEES:
Total Cash Disbursements (Excluding Reorg Pro Fees)	—	—	—	—	—	—	—	(38,877)
Allocated - Reorganization Professional Fees	—	—	—	—	—	—	—	(4,891)
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	—	—	—	—	—	—	—	(43,768)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1a	Reporting Period: December 2015

BANK RECONCILIATIONS
1 of 5
Debtor		Molycorp Inc.
Case No.		15-11357
		Operating										Others
		#XXXXXX8924 WF USD account		#XXX-XXXXXX-070 HSBC USD account		#XXX-XXXXXX-001 HSBC CAD account		#XXXX7147 WF Securities USD account		#XXXXXX5228 WF USD account		#XXXXXX-000 Wilmington Trust USD account		#XXXXX6000 USBank USD account		#XXXXXX4705 WF Securities USD account
BALANCE PER BOOKS	Foreign Currency	—		—		CAD 5,005.61		—		—		—		—		—
	USD or USD equivalent	365,048.64		5,063.04		3,617.03		12,000,402.1		40,614.00		43,299,600.68		450,000.00		1,970,926.58

BANK BALANCE		31-Dec-15	365,048.64	31-Dec-15	5,063.04	31-Dec-15	5,005.61	31-Dec-15	12,000,402.1	31-Dec-15	40,614.00	31-Dec-15	43,299,600.68	31-Dec-15	450,000.00	31-Dec-15	1,970,926.58
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—		—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		—		—		—		—		—		—		—
OTHER (ATTACH EXPLANATION)					—		—				—		—		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*							5,005.61
ADJUSTED BANK BALANCE IN USD *			365,048.64		5,063.04		3,617.03		12,000,402.1		40,614.00		43,299,600.68		450,000.00		1,970,926.58
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING
		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
OTHER		Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																	2 of 5
Debtor		Magnequench International, Inc.										Magnequench Limited
Case No.		15-11360										15-11361
		Operating										Operating
		#XXXXXX6057 WF USD account		#XXXXXX6462 PNC USD account		#XXXXXX6489 PNC USD account		#XXX9633 Sumitomo Mitsui JPY account		#XXX8704 The Bank of Tokyo Mitsubishi Bank JPY account		#XXXXXXXX3673 RBC USD account		#XXXXXXXX6849 RBC BBD account		#XXXXXX0228 WF USD account
BALANCE PER BOOKS	Foreign Currency			—		—		JPY 4,477,228		JPY 1,214,289		—		BBD 30,560.93		—
	USD or USD equivalent	12,792,746.67		103,246.47		1,007.40		37,241.96		10,100.56		128,081.71		15,280.47		5,000.00

BANK BALANCE		31-Dec-15	12,810,197.06	31-Dec-15	103,246.47	31-Dec-15	1,007.40	31-Dec-15	4,477,228.00	31-Dec-15	1,214,289	31-Dec-15	128,081.71	31-Dec-15	30,560.93	31-Dec-15	5,000.00
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)			(17,450.39)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*									4,477,228.00		1,214,289				30,560.93
ADJUSTED BANK BALANCE IN USD *			12,792,746.67		103,246.47		1,007.40		37,241.96		10,100.56		128,081.71		15,280.47		5,000.00
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
		168225	824.46
		168227	215.30
		168228	302.05
		168229	162.63
		168232	126.53
		168233	823.15
		168234	707.87
		168235	3,306.60
		168236	10,491.99
		168237	489.81

OTHER		Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			3 of 5
Debtor		Molycorp Advanced Water Technologies, LLC				MCP Callco ULC		MCP Canada Holdings ULC		MCP Canada Limited Partnership				MCP Exchangeco Inc.		Molycorp Chemicals & Oxides, Inc.
Case No.		15-11362				15-11363		15-11364		15-11365				15-11366		15-11367
		Operating				Operating		Operating		Operating				Operating		Operating
		#XXXXXX-8229 PNC USD account		#XXXXXX5967 WF USD account		#XXXXXX5681 WF USD account		#XXXXXX5731 WF USD account		#XXXXXXXX8959 RBC USD account		#XXXXXX5715 WF USD account		#XXXXXX5707 WF USD account		#XXXXXX6065 WF USD account		#XXXXXX-9969 PNC USD account
BALANCE PER BOOKS	Foreign Currency	—		—		—		—		—		—		—		—		—
	USD or USD equivalent	4,867.03		—		5,000.00		5,000.00		108,775.38		5,525,443.59		5,960.00		$17,212,047.59		16,185.42

BANK BALANCE		31-Dec-15	4,867.03	31-Dec-15	—	31-Dec-15	5,000.00	31-Dec-15	5,000.00	31-Dec-15	108,775.38	31-Dec-15	5,525,443.59	31-Dec-15	5,960.00	31-Dec-15	17,212,082.58	31-Dec-15	16,185.42
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—						—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		—		—		—		—				—		(34.99)		—
OTHER (ATTACH EXPLANATION)			—		—		—		—						—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*					—
ADJUSTED BANK BALANCE IN USD *			4,867.03		—		5,000.00		5,000.00		108,775.38		5,525,443.59		5,960.00		17,212,047.59		16,185.42
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
																5136	34.99

OTHER		Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			4 of 5
Debtor		Molycorp Luxembourg Holdings S.a.r.l		Molycorp Metals & Alloys, Inc.				Molycorp Minerals Canada ULC (Toronto)						Molycorp Minerals Canada ULC (Peterborough)
Case No.		15-11368		15-11369				15-11370						15-11370
		Operating		Operating				Operating						Operating				Other
		#XXXXXXXXXXXXXXXXXXXX 3010 ING USD account		#XXXXXX6077 WF USD account		#XXXXXX5961 WF USD account		#XXXXXXXX7180 RBC CAD account		#XXXXXXXX6849 RBC USD account		#XXXXXX5723 WF USD account		#XXX-610-5 RBC CAD account		#XXX-143-4 RBC USD account		#XXXXXXXX-610-5 RBC GIC USD account
BALANCE PER BOOKS	Foreign Currency	—		—		—		559,304.62						CAD 220,521.25		—		CAD 999,999.99
	USD or USD equivalent	10,045.35		839,235.75		29,413.36		404,151.03		545,794.03		63,174.03		159,347.68		193,732.05		722,595.56

BANK BALANCE		31-Dec-15	10,045.35	31-Dec-15	868,036.47	31-Dec-15	—	31-Dec-15	590,544.69	31-Dec-15	545,794.03	31-Dec-15	64,172.09	31-Dec-15	222,862.96	31-Dec-15	194,442.42	31-Dec-15	999,999.99
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		29,413.36		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		(28,800.69)		—		(31,240.07)		—		—		(2,341.71)		(710.37)		—
OTHER (ATTACH EXPLANATION)					—		—		—		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*							—		559,304.62						220,521.25				999,999.99
ADJUSTED BANK BALANCE IN USD *			10,045.35		839,235.78		—		404,151.03		545,794.03		64,172.09		159,347.68		193,732.05		722,595.56
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
						4-Jan-16	29,413.36

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ch. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
				2209	1,500.00			17499	30,000.00					18122	365.22	1285	420.00
				2260	42.00			17563	447.45					18128	280.81	1286	290.37
				2261	10,813.13			17564	510.83					18129	1,509.34
				2262	41.65			17558	281.79					18147	50.34
				2263	998.31									18148	136.00
				2264	2,187.87
				2265	253.00
				2266	191.48
				2267	66.65
				2269	609.90
				2270	1,000.00

			2271	1,219.92
			2272	2,613.24
			2273	91.92
			2277	375.00
			2278	715.00
			2279	444.39
			2281	1,349.16
			2282	4,288.07

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			5 of 5
Debtor		Molycorp Minerals, LLC						Molycorp Rare Metals Holdings, Inc.		Molycorp Rare Metals (Utah), Inc.		Neo International Corp.
Case No.		15-11371						15-11372		15-11373		15-11374
		Operating						Operating		Operating		Operating
		#XXXXXX8908 WF USD account		#XXXXXXXX5461 Swedbank EURO account		#XXXXXXXX5461 Swedbank USD account		#XXXXXX5959 WF USD account		#XXXXXX5942 WF USD account		#XXXXXXXXX1239 RBC BDD account		#XXXXXXXX4715 RBC USD account		#XXXXXX0210 WF USD account		#XXXXXXXX3797 BoC RMB account
BALANCE PER BOOKS	Foreign Currency	—		EU 146,327.18		—		—		—		18,476.44		—		—		¥ 34,276.26
	USD or USD equivalent	931,728.29		158,878.59		4,000.00		981,206.61		3,410,262.73		$9,238.23		$1,045.16		$110,465.00		$5,278.39

BANK BALANCE		31-Dec-15	—	31-Dec-15	146,327.18	31-Dec-15	4,000.00	31-Dec-15	981,206.61	31-Dec-15	3,405,722.38	31-Dec-15	18,476.44	31-Dec-15	$1,045.16	31-Dec-15	$110,465.00	31-Dec-15	34,276.26
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			1,117,869.95								11,040.92								¥ -
(-) OUTSTANDING CHECKS (ATTACH LIST)			(183,616.47)						—		(6,500.57)		—
OTHER (ATTACH EXPLANATION)			(2,525.19)
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*					146,327.18								18,476.44		$1,045.16				34,276.26
ADJUSTED BANK BALANCE IN USD *			931,728.29		158,878.59		4,000.00		981,206.61		3,410,262.73		$9,238.23		$1,080.21		$110,465.00		$5,278.39
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
										24-Dec-15	11,040.92

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
										31106	245.52
										31303	127.80
										31305	2,807.50
										31322	3,319.75

OTHER		Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

Note to MOR-1a, Bank Statements
Due to the level of detailed records, all bank statements that were filed with the Court are not included in this MOR. Such information can be viewed on the Court's docket at www.deb.uscourts.gov or at https://cases.primeclerk.com/molycorp/.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1b	Reporting Period: December 2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
AlixPartners	Jun 25-Jul 31, 2015	477,065.56	Molycorp Minerals LLC	WT00001614 $250,000; WT000001999 $250,000; WT00002076 $500,000;	9/2/2015	439,278.40	37,787.16
AlixPartners	Aug 1-Aug 31, 2015	294,738.89	Molycorp Minerals LLC	WT00001614 $250,000; WT000001999 $250,000; WT00002076 $500,000;	11/4/2015	270,934.40	23,804.49
AlixPartners	Sep 1-Sep 30, 2015	289,578.48	Molycorp Inc.	WT000002631 $104,350.23	12/14/2015	269,260.4	20,318.08	979,473.2	81,909.73

Ashby & Geddes	Jul 9-Jul 31, 2015	110,677.72	Molycorp Inc.	WT000002469	10/22/2015	103,089.20	7,588.52
Ashby & Geddes	Aug 1-Aug 31, 2015	64,754.91	Molycorp Inc.	WT000002565	11/24/2015	59,218.46	5,536.45
Ashby & Geddes	Sep 1-Sep 30, 2015	59,366.25	Molycorp Inc.	WT000002629	12/14/2015	53,824	5,542.25	216,131.66	18,667.22

Berkeley Research Group LLC	Jul 8-Jul 31, 2015	297,078.46	Molycorp Inc.	WT000002472	10/22/2015	296,427.96	650.5
Berkeley Research Group LLC	Sep 1-Sep 30, 2015	364,098.49	Molycorp Inc.	WT000002687	12/31/2015	363,869.35	229.14	660,297.31	879.64

Direct Fee Review, LLC	Sep 8-Sep 30, 2015	1,584	Molycorp Inc.	WT000002613	12/9/2015	1,584.00	—	1,584.00	—

Jones Day	Jun 25-Jul 31, 2015	1,793,066.19	Molycorp Inc.	WT000002464	10/20/2015	1,336,777.62	27,881.07
Jones Day	Aug 1-Aug 31, 2015	666,584.38	Molycorp Inc.	WT000002532	11/17/2015	643,644.20	22,940.18
Jones Day	Sep 1-Sep 30, 2015	874,940.26	Molycorp Inc.	WT000002669	12/22/2015	866,431.60	8,508.66	2,846,853.42	59,329.91

KPMG	Jun 25-Jul 31, 2015	242,674.72	Molycorp Minerals LLC	11834	11/10/2015	209,889.08	32,785.64
KPMG	Aug 1-Sep 30, 2015	800,120.85	Molycorp Minerals LLC	WT000002682	12/22/2015	763,775.60	36,345.25	973,664.68	69,130.89

Miller Buckfire	Jun 25-Jul 31, 2015	141,976.5	Molycorp Inc.	WT000002340	9/3/2015	140,000.00	1,976.5
Miller Buckfire	Jun 25-Jul 31, 2015	1,083,333.34	Molycorp Inc.	WT000002383	9/17/2015	1,083,333.34
Miller Buckfire	Aug 1-Aug 31, 2015	369,606.18	Molycorp Inc.
Miller Buckfire *	Sep 1-Sep 30, 2015	174,953.61	Molycorp Inc.	WT000002588	12/3/2015	9,166.67	353,978.94	1,232,500.01	355,955.44

Paul Hastings LLP	Jul 8-Jul 31, 2015	989,152.08	Molycorp Inc.	WT000002470	10/22/2015	968,948.00	20,204.08
Paul Hastings LLP	Aug 1-Aug 31, 2015	878,655.81	Molycorp Inc.	WT000002566	11/24/2015	858,962.80	19,693.01
Paul Hastings LLP	Sep 1-Sep 30, 2015	436,962.04	Molycorp Inc.	WT000002630	12/14/2015	416,629.69	20,332.35	2,244,540.49	60,229.44

PJT Advisory Partners LP	Jul 8-Sep 30, 2015	312,903.22	Molycorp Inc.	WT000002678	12/22/2015	312,903.22	—	312,903.22	—

Prime Clerk (156c services)	Jun 25 - Jun 30, 2015	163,722.84	Molycorp Minerals LLC	WT000002248	7/24/2015	11,334.00	152,338.84
Prime Clerk (156c services)	Jul 1-Jul 31, 2015	222,699.93	Molycorp Inc.	WT000002339	9/3/2015	46,009.00	176,690.93
Prime Clerk (327a services)	Jun 25-Jul 31, 2015	2,468.4	Molycorp Inc.	WT000002304	9/28/2015	2,468.40	—
Prime Clerk (156c services)	Aug 1-Aug 31, 2015	161,588.4	Molycorp Inc.	WT000002428	10/6/2015	26,017.00	135,571.4
Prime Clerk (156c services)	Sep 1-Sep 30, 2015	107,697.33	Molycorp Inc.	WT000002488	10/26/2015	37,050.50	70,646.83
Prime Clerk (156c services)	Oct 1-Oct 31, 2015	62,965.75	Molycorp Inc.	WT000002612	12/9/2015	54,381.50	8,584.25
Prime Clerk (327a services)	Aug 1-Sep 30, 2015	23,219.2	Molycorp Inc.	WT000002677	12/22/2015	23,219.20	—
Prime Clerk (156c services)	Nov 1-Nov 30, 2015	118,279.02	Molycorp Inc.	WT000002665	12/1/2015	23,494.00	94,785.02	223,973.60	638,617.27

Young Conway Stargatt & Taylor LLP	Jun 25-Jul 31, 2015	294,881.54	Molycorp Inc.	WT000002403	9/28/2015	276,154.00	18,727.54
Young Conway Stargatt & Taylor LLP	Aug 1-Aug 31, 2015	67,198.48	Molycorp Minerals LLC	WT000002101	11/9/2015	57,076.80	10,121.68
Young Conway Stargatt & Taylor LLP	Sep 1-Sep 30, 2015	73,965.47	Molycorp Inc.	WT000002610	12/9/2015	71,355.20	2,610.27	404,586.00	31,459.49

* Miller Buckfire applied the Debtors’ unintentional overpayment of $175,901.68 on its first fee application to the August and September fees and expenses after the filing of the applicable for a certificates of no objection;

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-2	Reporting Period: December 2015

Note to MOR-2, Statement of Operations

All costs directly associated with the Chapter 11 Cases are reported as reorganization items. These costs include legal and other professional advisory fees and all adjustments made to the carrying amount of certain assets and adjustments made to pre-petition liabilities reflecting claims allowed by the Court.

COMBINED DEBTORS' STATEMENT OF OPERATIONS											1 of 5

Case No.	15-11357			15-11358		15-11359		15-11360		15-11361
Debtor	Molycorp Inc.			Industrial Minerals LLC		Magnequench Inc.		Magnequench International Inc.		Magnequench Limited
	Current Month		Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—		—	$—	—	$—	—	1,588,811	16,623,115	—	—
Sales to related parties	—		—	—	—	—	—	3,443,313	28,963,807	—	—
Total Revenue	—		—	—	—	—	—	5,032,124	45,586,922	—	—

Costs of sales
Costs excluding depreciation and amortization	—		—	—	—	—	—	5,413,236	40,581,821	—	—
Depreciation and amortization	—		—	—	—	—	—	8,318	49,910	—	—
Gross profit (loss)	—		—	—	—	—	—	(389,430)	4,955,191	—	—

Expenses
General & Administrative	(247,651)	a	10,456	—	—	—	—	61,913	1,410,270	48	362
Sales & Marketing	—		—	—	—	—	—	98,338	581,388	—	—
Insiders Compensation	—		—	—	—	—	—	64,278	250,492	—	—
Care and Maintenance	—		—	—	—	—	—	—	—	—	—
Depreciation and amortization	—		—	—	—	—	—	160,468	974,314	—	—
- Accretion expense	—		—	—	—	—	—	—	—	—	—
Research and development	—		—	—	—	—	—	—	—	—	—
Revision in estimated ARO cash flows	—		—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—		—	—	—	—	—	—	—	—	—
Total expenses	(247,651)		10,456	—	—	—	—	384,997	3,216,464	48	362
Operating income (loss)	247,651		(10,456)	—	—	—	—	(774,427)	1,738,727	(48)	(362)

Other Income (expense) (attached schedule)	—	(1)	—	—	—	—	4,452	15,595	—	—
Interest income (expense), net	(968,908)	(2,248,635)	—	—	(670,267)	(4,059,851)	382,881	2,344,737	—	—
Reorganization items, net (attached schedule)	(9,699,455)	(129,868,846)	—	—	(268,762)	(30,329,811)	—	—	—	—
Foreign exchange gain (loss)	(11,659,572)	(36,881,545)	—	—	—	—	1,858	940	—	—
Income/(loss) before taxes and non-controlling interest	(22,080,284)	(169,009,483)	—	—	(939,029)	(34,389,662)	(385,236)	4,099,999	(48)	(362)
Income taxes expense (benefit)	(86,250)	17,709	—	—	—	—	7,382	33,425	154,195	937,993
Income/(loss) from continuing operations before equity income of affiliate	(21,994,034)	(169,027,192)	—	—	(939,029)	(34,389,662)	(392,618)	4,066,574	(154,243)	(938,355)

Equity in loss (income) of affiliates	—	—	—	—	7,203	519,395	—	—	—	—

Income/(loss) from continuing operations	(21,994,034)	(169,027,192)	—	—	(946,232)	(34,909,057)	(392,618)	4,066,574	(154,243)	(938,355)

Earnings/(loss) for the period	$(21,994,034)	(169,027,192)	$—	—	$(946,232)	(34,909,057)	(392,618)	4,066,574	(154,243)	(938,355)
	Notes a. Includes a correction of $250,000 payments to AlixPartners previously expensed as consulting fees to prepayments.

COMBINED DEBTORS' STATEMENT OF OPERATIONS										2 of 5
Continuation Sheet for MOR-2
Case No.	15-11362		15-11363		15-11364		15-11365		15-11366
Debtor	Molycorp Advanced Water Technologies LLC		MCP Callco ULC		MCP Canada Holdings ULC		MCP Canada Limited Partnership		MCP Exchangeco Inc.
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	$—	—	$—	—	$—	—
Sales to related parties	—	—	—	—	—	—	4,508,214	27,021,142	—	—
Total Revenue	—	—	—	—	—	—	4,508,214	27,021,142	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	—	—	—	—	2,908,561	25,554,242	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—
Gross profit (loss)	—	—	—	—	—	—	1,599,653	1,466,900	—	—

Expenses
General & Administrative	—	43	—	—	—	—	223,030	915,828	—	2,067
Sales & Marketing	—	—	—	—	—	—	—	—	—	—
Insiders Compensation	—	—	—	—	—	—	—	—	—	—
Care and Maintenance	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—	—
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—	—	—	—	—	—	—	—	—	—
Total expenses	—	43	—	—	—	—	223,030	915,828	—	2,067
Operating income (loss)	—	(43)	—	—	—	—	1,376,623	551,072	—	(2,067)

Other Income (expense) (attached schedule)	—	—	—	—	—	—	—	—	—	—
Interest income (expense), net	—	—	—	—	—	—	—	—	(2,407,769)	(15,057,969)
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	—	—
Foreign exchange gain (loss)	—	—	—	—	—	—	—	—	10,121,214	32,534,919
Income/(loss) before taxes and non-controlling interest	—	(43)	—	—	—	—	1,376,623	551,072	7,713,445	17,474,883
Income taxes expense (benefit)	—	—	—	—	—	—	—	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	—	(43)	—	—	—	—	1,376,623	551,072	7,713,445	17,474,883

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	—	(43)	—	—	—	—	1,376,623	551,072	7,713,445	17,474,883

Earnings/(loss) for the period	$—	(43)	$—	—	$—	—	$1,376,623	551,072	$7,713,445	17,474,883

COMBINED DEBTORS' STATEMENT OF OPERATIONS										3 of 5
Continuation Sheet for MOR-2
Case No.	15-11367		15-11368		15-11369		15-11370		15-11371
Debtor	Molycorp Chemicals & Oxides Inc.		Molycorp Luxembourg Holdings S.a.r.l		Molycorp Metals & Alloys Inc.		Molycorp Minerals Canada ULC		Molycorp Minerals LLC
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$2,214,106	16,344,432	$—	—	$1,308,628	3,082,894	$38,078	38,134	$99,536	2,347,387
Sales to related parties	7,600,925	29,807,854	—	—	—	698,274	20,086	1,227,944	—	8,078,290
Total Revenue	9,815,031	46,152,286	—	—	1,308,628	3,781,168	58,164	1,266,078	99,536	10,425,677

Costs of sales
Costs excluding depreciation and amortization	7,781,579	42,889,052	—	—	1,863,062	4,436,732	272,016	1,664,880	62,679	39,397,297
Depreciation and amortization	—	—	—	—	28,003	172,734	23,606	150,936	—	30,351,407
Gross profit (loss)	2,033,452	3,263,234	—	—	(582,437)	(828,298)	(237,458)	(549,738)	36,857	(59,323,027)

Expenses
General & Administrative	222,879	376,336	36	148	3,611	45,938	1,027,497	4,245,060	2,058,682	12,800,794
Sales & Marketing	47,598	185,975	—	—	—	—	31,679	230,005	39	87,595
Insiders Compensation	42,200	191,898	—	—	—	—	108,570	613,071	216,816	842,193
Care and Maintenance	—	—	—	—	—	—	—	—	1,618,830	3,511,537
Depreciation and amortization	—	—	—	—	—	—	15,340	104,874	7,708,771	12,722,389
- Accretion expense	—	—	—	—	—	—	—	—	479,563	1,078,090
Research and development	176,267	874,339	—	—	—	—	83,096	390,125	7,475	165,727
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	(4,041,690)
Goodwill impairment & long lived assets	—	—	—	—	—	—	—	—	—	—
Total expenses	488,944	1,628,548	36	148	3,611	45,938	1,266,182	5,583,135	12,090,176	27,166,635
Operating income (loss)	1,544,508	1,634,686	(36)	(148)	(586,048)	(874,236)	(1,503,640)	(6,132,873)	(12,053,319)	(86,489,662)

Other Income (expense) (attached schedule)	—	—	—	—	57	324	—	115,905	916	(45,092)
Interest income (expense), net	1,094	5,762	—	—	—	—	(292,832)	(2,043,865)	(2,132,271)	(13,065,478)
Reorganization items, net (attached schedule)	—	—	—	—	—	—	(18,865)	(22,629)	(1,163,611)	(75,999,004)
Foreign exchange gain (loss)	54,227	101,336	—	—	—	—	1,793,161	4,807,713	4,299	(33,969)
Income/(loss) before taxes and non-controlling interest	1,599,829	1,741,784	(36)	(148)	(585,991)	(873,912)	(22,176)	(3,275,749)	(15,343,986)	(175,633,205)
Income taxes expense (benefit)	15,500	36,692	—	—	—	—	106,097	210,696	89,500	162,808
Income/(loss) from continuing operations before equity income of affiliate	1,584,329	1,705,092	(36)	(148)	(585,991)	(873,912)	(128,273)	(3,486,445)	(15,433,486)	(175,796,013)

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	1,584,329	1,705,092	(36)	(148)	(585,991)	(873,912)	(128,273)	(3,486,445)	(15,433,486)	(175,796,013)

Earnings/(loss) for the period	$1,584,329	1,705,092	$(36)	(148)	$(585,991)	(873,912)	$(128,273)	(3,486,445)	$(15,433,486)	(175,796,013)

COMBINED DEBTORS' STATEMENT OF OPERATIONS										4 of 5
Continuation Sheet for MOR-2
Case No.	15-11372		15-11373		15-11374		15-11375		15-11376
Debtor	Molycorp Rare Metals Holdings Inc.		Molycorp Rare Metals (Utah) Inc.		Neo International Corp.		PP IV Mountain Pass Inc. (Inactive)		PP IV Mountain Pass II, Inc. (Inactive)
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$63,637	3,236,825	$—	—	$—	—	$—	—
Sales to related parties	—	—	45,372	996,479	—	—	—	—	—	—
Total Revenue	—	—	109,009	4,233,304	—	—	—	—	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	383,673	5,226,165	—	—	—	—	—	—
Depreciation and amortization	—	—	15,848	100,389	—	—	—	—	—	—
Gross profit (loss)	—	—	(290,512)	(1,093,250)	—	—	—	—	—	—

Expenses
General & Administrative	5,169	10,687	29,943	224,167	49,924	417,851	—	—	—	—
Sales & Marketing	—	—	6,847	43,379	1,321	2,936	—	—	—	—
Insiders Compensation	—	—	—	—	—	—	—	—	—	—
Care and Maintenance	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	1,495	9,487	3,551	21,306	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—	—
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—	—	—	6,917	—	—	—	—	—	—
Total expenses	5,169	10,687	38,285	283,950	54,796	442,093	—	—	—	—
Operating income (loss)	(5,169)	(10,687)	(328,797)	(1,377,200)	(54,796)	(442,093)	—	—	—	—

Other Income (expense) (attached schedule)	160,000	920,000	—	—	—	—	—	—	—	—
Interest income (expense), net	59	208	218	1,502	17	46	—	—	—	—
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	—	—
Foreign exchange gain (loss)	—	—	1,545	2,329	(283,067)	(946,217)	—	—	—	—
Income/(loss) before taxes and non-controlling interest	154,890	909,521	(327,034)	(1,373,369)	(337,846)	(1,388,264)	—	—	—	—
Income taxes expense (benefit)	—	—	—	—	128,818	445,784	—	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	154,890	909,521	(327,034)	(1,373,369)	(466,664)	(1,834,048)	—	—	—	—

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	154,890	909,521	(327,034)	(1,373,369)	(466,664)	(1,834,048)	—	—	—	—

Earnings/(loss) for the period	$154,890	909,521	$(327,034)	(1,373,369)	$(466,664)	(1,834,048)	$—	—	$—	—

COMBINED DEBTORS' STATEMENT OF OPERATIONS						5 of 5
Continuation Sheet for MOR-2
Case No.	15-11377		Elimination		Total
Debtor	RCF IV Speedwagon Inc. (Inactive)
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	$5,312,796	41,672,787
Sales to related parties	—	—	(5,322,700)	(37,571,036)	10,295,210	59,222,754
Total Revenue	—	—	(5,322,700)	(37,571,036)	15,608,006	100,895,541

Costs of sales
Costs excluding depreciation and amortization	—	—	(5,695,100)	(38,007,851)	12,989,706	121,742,338
Depreciation and amortization	—	—	—	—	75,775	30,825,376
Gross profit (loss)	—	—	372,400	436,815	2,542,525	(51,672,173)

Expenses
General & Administrative	—	—	—	—	3,435,081	20,460,007
Sales & Marketing	—	—	—	—	185,822	1,131,278
Insiders Compensation	—	—	—	—	431,864	1,897,654
Care and Maintenance	—	—	—	—	1,618,830	3,511,537
Depreciation and amortization	—	—	—	—	7,889,625	13,832,370
- Accretion expense	—	—	—	—	479,563	1,078,090
Research and development	—	—	—	—	266,838	1,430,191
Revision in estimated ARO cash flows	—	—	—	—	—	(4,041,690)
Goodwill impairment & long lived assets	—	—	—	—	—	6,917
Total expenses	—	—	—	—	14,307,623	39,306,354
Operating income (loss)	—	—	372,400	436,815	(11,765,098)	(90,978,527)

Other Income (expense) (attached schedule)	—	—	—	—	165,425	1,006,731
Interest income (expense), net	—	—	—	—	(6,087,778)	(34,123,543)
Reorganization items, net (attached schedule)	—	—	—	—	(11,150,693)	(236,220,290)
Foreign exchange gain (loss)	—	—	—	—	33,665	(414,494)
Income/(loss) before taxes and non-controlling interest	—	—	372,400	436,815	(28,804,479)	(360,730,123)
Income taxes expense (benefit)	—	—	—	—	415,242	1,845,107
Income/(loss) from continuing operations before equity income of affiliate	—	—	372,400	436,815	(29,219,721)	(362,575,230)

Equity in loss (income) of affiliates	—	—	—	—	7,203	519,395

Income/(loss) from continuing operations	—	—	372,400	436,815	(29,226,924)	(363,094,625)

Earnings/(loss) for the period	$—	—	$372,400	436,815	$(29,226,924)	(363,094,625)

Continuation Sheet for MOR-2

Debtor	Case No.	BREAKDOWN OF "OTHER" CATEGORY	Current Month	Cumulative Filing to Date

		Other Income/Expense
Molycorp Metals & Alloys, Inc.	15-11369	Rental/interest income	57	324

Molycorp Minerals Canada ULC	15-11370	Gain on fixed asset sale		810
		Refund - insurance		2,993
		Dividend Income		65,725
		Other Income		46,377
			—	115,905

Molycorp Minerals, LLC	15-11371	Miscellaneous rental income /(expense)	916	(45,192)
		Gain on disposal	—	100
			916	(45,092)

Molycorp Rare Metals Holdings, Inc.	15-11372	Dividend income	160,000	920,000

Magnequench International, Inc.	15-11360	Other Income /(expense)	4,452	15,595

Molycorp Inc.	15-11357	Other Income /(expense)	—	(1)

		Total Combined	165,425	1,006,731

		Other Reorganization Expenses
Molycorp Inc.	15-11357	Legal and other professional fees	9,474,738	36,512,207
		Adjustments to the carrying amount of debt	224,716	78,665,658
		Wrtie off of deferred financing cost	—	4,919,107
		Gain on fair value adjustment of Springing Maturity derivative	—	(8,008,001)
		Early Payment Premium on Term loans	—	17,779,875
		Total	9,699,454	129,868,846

Magnequench Inc.	15-11359	Write-off of discount and deferred financing cost on Term Loans	268,762	9,065,119
		Early Payment Premium on Term Loans	—	21,264,693
		Total	268,762	30,329,812

Molycorp Minerals Canada ULC	15-11370	Legal and other professional fees	18,865	22,629

Molycorp Minerals, LLC	15-11371	Early payment premium on term loans	—	49,754,504
		Adjustments to the carrying amount of debt	628,845	19,547,684
		Trustee fees	120,000	253,200
		Severance expense	414,767	4,767,712
		Capital equipment lease cancellation	—	1,675,906
		Total	1,163,612	75,999,006

		Total Combined	11,150,693	236,220,293

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-3	Reporting Period: December 2015

Notes to MOR-3, Balance Sheet

Unless otherwise indicated, the value of the assets contained in MOR-3 are book values as of December 31, 2015. Amounts ultimately realized from the disposition of the Debtors’ assets may materially vary from the stated book value. The carrying amounts of these assets are not based upon any estimate of such assets’ current market values. The Debtors reserve the right to amend or adjust the value of each asset in MOR-3.
All liabilities in MOR-3 are separated into obligations that were incurred prior to the filing of the Chapter 11 Cases (the "pre-petition liabilities") and those incurred after the filing of the Chapter 11 Cases (the "post-petition liabilities"). Pre-petition liabilities are further segregated into liabilities subject to compromise ("LSTC") and liabilities not subject to compromise. LSTC are pre-petition obligations that are not fully secured and that have at least a possibility of not being repaid at the full claim amount. However, fully secured liabilities may become impaired under a reorganization plan and may be classified as LSTC.
LSTC, including claims that become known after the filing of the Chapter 11 Cases, are reported on the basis of the expected amount of the total allowed claim, even though they may be settled for lesser amounts. Allowed claims are initially included in the debtors listing of liabilities filed with the Court or submitted by a creditor to the Court and not objected by the Debtors. Allowed claims remain subject to future adjustment that may result from actions of the Court, rejection of contracts and unexpired leases, negotiations, disputed claims, valuation of collateral securing claims, and other events.

COMBINED DEBTORS' BALANCE SHEET
As at December 31, 2015
Case No.	15-11357	15-11358	15-11359	15-11360	15-11361	15-11362	15-11363	15-11364	15-11365	15-11366	15-11367	15-11368	15-11369	15-11370	15-11371	15-11372
Debtor	Molycorp Inc.	Industrial Minerals LLC	Magnequench Inc.	Magnequench International Inc.	Magnequench Limited	Molycorp Advanced Water Technologies LLC	MCP Callco ULC	MCP Canada Holdings ULC	MCP Canada Limited Partnership	MCP Exchangeco Inc.	Molycorp Chemicals & Oxides Inc.	Molycorp Luxembourg Holdings S.a.r.l	Molycorp Metals & Alloys Inc.	Molycorp Minerals Canada ULC	Molycorp Minerals LLC	Molycorp Rare Metals Holdings Inc.

ASSETS
Current
Cash and cash equivalents	$12,414,745	$—	$—	$12,944,669	$148,362	$4,867	$5,000	$5,000	$5,634,219	$5,960	$17,228,233	$10,045	$869,249	$2,092,683	$1,094,607	$981,207
Restricted cash	43,299,601	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Trade accounts receivable	—	—	—	1,540,942	—	—	—	—	—	—	1,986,135	—	1,817,911	—	217,719	—
Inventories	—	—	—	4,089,300	—	—	—	—	2,511,050	—	6,838,281	—	1,264,750	667,038	24,494,586	—
Income tax receivable	504,790	—	—	—	88,061	—	—	—	—	—	—	—	—	—	—	—
Defer tax assets	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other current assets (attached schedule)	1,531,349	—	—	—	5,591	—	—	—	3,882	—	6,950	—	37,332	157,102	9,117,856	—
Total current assets	57,750,485	—	—	18,574,911	242,014	4,867	5,000	5,000	8,149,151	5,960	26,059,599	10,045	3,989,242	2,916,823	34,924,768	981,207

Fixed Assets
- Real Property & Improvement	—	—	—	100,000	—	—	—	—	—	—	—	—	2,154,116	1,510,345	1,059,721,703	—

- Machinery & Equipment	—	—	—	1,528,573	—	—	—	—	—	—	—	—	2,803,444	3,934,430	611,925,048	—
- Furniture & Office Equipment	—	—	—	7,421,923	—	—	—	—	—	—	84,275	—	98,652	1,334,575	8,860,110	—
- Vehicle	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,437,401	—
- Minerals Resource	—	—	—	—	—	—	—	—	—	—	—	—	—	—	24,539,244	—
- Construction in Process	—	—	—	344,734	—	—	—	—	—	—	—	—	—	4,627	10,111,838	—
less: accumulated depreciation	—	—	—	(7,101,857)	—	—	—	—	—	—	(84,275)	—	(1,519,259)	(3,946,028)	(226,470,035)	—
Property, plant and equipment	—	—	—	2,293,373	—	—	—	—	—	—	—	—	3,536,953	2,837,949	1,491,125,309	—
Deposits	2,420,927	—	—	—	—	—	—	—	—	—	—	—	—	—	35,539,081	—
Inventories	—	—	—	—	—	—	—	—	—	—	—	—	—	—	23,514,593	—
Patents and other intangible assets	—	—	—	28,940,486	—	—	—	—	—	—	—	—	—	327,585	311,163	—
Investment (attached schedule)	543,915,594	20,000	162,102,084	17,067,184	2,033,276	—	—	—	1,192,325,440	684,175,440	—	364,150,000	—	31,811,569	141,423,147	22,919,589
Other assets (attached schedule)	—	—	—	45,060	—	—	—	—	—	—	—	—	—	—	624,474	—
Loan to Insiders	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Related Party Receivable	2,978,334,548	478	49,018,009	112,679,954	11,524,961	—	—	—	17,799,045	43,481,267	16,106,909	15,799	2,774,421	27,068,001	38,699,300	1,799,999
Total non current assets	3,524,671,069	20,478	211,120,093	161,026,057	13,558,237	—	—	—	1,210,124,485	727,656,707	16,106,909	364,165,799	6,311,374	62,045,104	1,731,237,067	24,719,588
Total assets	3,582,421,554	20,478	211,120,093	179,600,968	13,800,251	4,867	5,000	5,000	1,218,273,636	727,662,667	42,166,508	364,175,844	10,300,616	64,961,927	1,766,161,835	25,700,795

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Trade accounts payable	5,024,642	—	—	19,252	—	—	—	—	38,847	—	73,422	—	38,700	117,695	1,570,292	—
DIP Financing	138,896,305	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Accrued expenses	14,353,051	—	—	426,799	—	—	—	—	14,604	—	1,335,868	—	265,512	1,486,425	7,428,705	—
Interest payable	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Income taxes payable	—	—	—	262,098	—	—	—	—	—	—	—	—	—	564,830	—	—
Capital lease	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,259,193	—
Total current liabilities	158,273,998	—	—	708,149	—	—	—	—	53,451	—	1,409,290	—	304,212	2,168,950	13,258,190	—

Capital lease	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,807,222	—
Defer tax liabilities	5,772,000	—	—	380,910	1,715,085	—	—	—	—	—	—	—	—	1,263,757	—	—
Pension benefit liabilities	—	—	—	3,324,200	—	—	—	—	—	—	—	—	—	—	—	—
Other Long-term liabilities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,424,195	—
Amount due to Insiders	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Related party payable	739,452	—	495,019	2,313,709	—	—	5,000	5,000	6,132,723	16,648,193	11,765,568	—	15,888	4,059,956	77,308,556	5,169
Liabilities subject to compromise - Related party	71,041,354	20,378	3,339,173	21,373,080	219,062	5,000	—	7,750	12,403,514	330,794,058	17,383,339	364,287,300	216,331	56,499,509	2,262,323,872	—
Liabilities subject to compromise - Third party	1,511,657,587	—	85,865,264	6,536	—	—	—	—	6,054	—	18,820	—	32,659	1,856,651	231,559,648	—
Total non-current liabilities	1,589,210,393	20,378	89,699,456	27,398,435	1,934,147	5,000	5,000	12,750	18,542,291	347,442,251	29,167,727	364,287,300	264,878	63,679,873	2,583,423,493	5,169
Total liabilities	1,747,484,391	20,378	89,699,456	28,106,584	1,934,147	5,000	5,000	12,750	18,595,742	347,442,251	30,577,017	364,287,300	569,090	65,848,823	2,596,681,683	5,169

Non-controlling interest

Shareholder's equity:
Share capital	258,954	100	33,788	21,556	4,621,000	—	—	—	684,175,441	10,255,745	1,500	20,000	—	275,174,583	—	22,463,750
Contributed surplus	2,250,265,570	—	40,027,833	148,368,181	389,376	—	—	—	—	401,063,759	226,313	—	17,521,567	(4,095,431)	132,576,089	—
Accumulated deficits	(415,587,361)	—	81,359,016	4,061,456	6,855,728	(133)	—	(7,750)	515,502,453	(31,099,088)	11,361,678	(131,456)	(7,790,041)	(271,966,048)	(963,095,937)	3,231,876
Accum Other Comprehensive Income	—	—	—	(956,809)	—	—	—	—	—	—	—	—	—	—	—	—
Shareholders' equity	1,834,937,163	100	121,420,637	151,494,384	11,866,104	(133)	—	(7,750)	1,199,677,894	380,220,416	11,589,491	(111,456)	9,731,526	(886,896)	(830,519,848)	25,695,626
Total liabilities and shareholders' equity	3,582,421,554	20,478	211,120,093	179,600,968	13,800,251	4,867	5,000	5,000	1,218,273,636	727,662,667	42,166,508	364,175,844	10,300,616	64,961,927	1,766,161,835	25,700,795

COMBINED DEBTORS' BALANCE SHEET
Continuation Sheet for MOR-3
As at December 31, 2015
Case No.	15-11373	15-11374	15-11375	15-11376	15-11377	Elimination	Total
Debtor	Molycorp Rare Metals (Utah) Inc.	Neo International Corp.	PP IV Mountain Pass Inc. (Inactive)	PP IV Mountain Pass II, Inc. (Inactive)	RCF IV Speedwagon Inc. (Inactive)

ASSETS
Current
Cash and cash equivalents	$3,411,369	$130,124	$—	$—	$—	$—	$56,980,339
Restricted cash	—	—	—	—	—	—	43,299,601
Trade accounts receivable	253,310	—	—	—	—	—	5,816,017
Inventories	3,737,401	—	—	—	—	436,815	44,039,221
Income tax receivable	—	—	—	—	—	—	592,851
Defer tax assets	—	—	—	—	—	—	—
Other current assets (attached schedule)	596,851	5,683	—	—	—	—	11,462,596
Total current assets	7,998,931	135,807	—	—	—	436,815	162,190,625

Fixed Assets
- Real Property & Improvement	1,021,865	—	—	—	—	—	1,064,508,029
- Machinery & Equipment	1,057,283	—	—	—	—	—	621,248,778
- Furniture & Office Equipment	45,006	—	—	—	—	—	17,844,541
- Vehicle	—	—	—	—	—	—	2,437,401
- Minerals Resource	—	—	—	—	—	—	24,539,244
- Construction in Process	—	—	—	—	—	—	10,461,199
less: accumulated depreciation	(1,387,432)	—	—	—	—	—	(240,508,886)
Property, plant and equipment	736,722	—	—	—	—	—	1,500,530,306
Deposits	—	—	—	—	—	—	37,960,008
Inventories	—	—	—	—	—	—	23,514,593
Patents and other intangible assets	—	487,791	—	—	—	—	30,067,025

Investment (attached schedule)	—	28,535,255	—	—	—	(2,977,166,065)	213,312,513
Other assets (attached schedule)	—	—	—	—	—	—	669,534
Loan to Insiders	—	—	—	—	—	—	—
Related Party Receivable	487,537	46,474,219	—	—	—	(3,215,364,781)	130,899,666
Total non current assets	1,224,259	75,497,265	—	—	—	(6,192,530,846)	1,936,953,645
Total assets	9,223,190	75,633,072	—	—	—	(6,192,094,031)	2,099,144,270

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Trade accounts payable	24,495	—	—	—	—	—	6,907,345
DIP Financing	—	—	—	—	—	—	138,896,305
Accrued expenses	219,374	108,288	—	—	—	—	25,638,626
Interest payable	—	—	—	—	—	—	—
Income taxes payable	—	—	—	—	—	—	826,928
Capital lease	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	4,259,193
Total current liabilities	243,869	108,288	—	—	—	—	176,528,397

Capital lease	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	10,807,222
Defer tax liabilities	—	1,455,195	—	—	—	—	10,586,947
Pension benefit liabilities	—	—	—	—	—	—	3,324,200
Other Long-term liabilities	—	—	—	—	—	—	1,424,195
Amount due to Insiders	—	—	—	—	—	—	—
Related party payable	3,735	288,731	—	—	—	(100,274,882)	19,511,817
Liabilities subject to compromise - Related party	38,381	149,196	—	—	—	(3,115,089,897)	25,011,400
Liabilities subject to compromise - Third party	50,347	797,047	—	—	—	—	1,831,850,613
Total non-current liabilities	92,463	2,690,169	—	—	—	(3,215,364,780)	1,902,516,393

Total liabilities	336,332	2,798,457	—	—	—	(3,215,364,780)	2,079,044,790

Non-controlling interest

Shareholder's equity:
Share capital	14,550,000	19,163,220	—	—	—	(1,030,480,683)	258,954
Contributed surplus	—	514,460	—	—	—	(736,592,148)	2,250,265,569
Accumulated deficits	(5,663,142)	53,156,935	—	—	—	(1,209,656,420)	(2,229,468,234)
Accum Other Comprehensive Income	—	—	—	—	—	—	(956,809)
Shareholders' equity	8,886,858	72,834,615	—	—	—	(2,976,729,251)	20,099,480
Total liabilities and shareholders' equity	9,223,190	75,633,072	—	—	—	(6,192,094,031)	2,099,144,270

Continuation Sheet for MOR-3

			BOOK VALUE AS AT
Debtor	Case No.	ASSETS	December 31, 2015
		Other Current Assets
Molycorp Inc.	15-11357	Retainer fee paid to Jones Day	75,000
		Retainer fee paid to Young Conway	35,321
		Retainer fee paid to Prime Clerk	25,000
		Retainer fee paid to Paul Welss	300,000
		Retainer fee paid to Kramer Levin	350,000
		Retainer fee paid to Miller Buckfire	4,487
		Retainer fee paid to Mile 26	300,000
		Deferred Financing cost	441,541
		Total	1,531,349

Magnequench Limited	15-11361	Prepaids and deferred charges	1,508
		HST/VAT recoverable	4,083
		Total	5,591

MCP Canada Limited Partnership	15-11365	Prepaids expenses	3,882

Molycorp Chemicals & Oxides, Inc.	15-11367	Misc receivables - Other	6,950

Molycorp Metals & Alloys, Inc.	15-11369	Refundable deposits to utility company	37,332

Molycorp Minerals Canada ULC (Toronto)	15-11370	GST/VAT recoverable	25,343
		Prepayment on rent and consulting	116,109
		Prepaid Insurance	5,746
		HST Recoverable	9,449
		Misc receivable	456
		Total	157,103

Molycorp Minerals, LLC	15-11371	Prepaid and deferred charges	4,775,815
		Prepaid insurance	4,342,040
		Total	9,117,855

Molycorp Rare Metals (Utah), Inc.	15-11373	Prepaid Others	20,934
		Prepaid - Pots Expense	6,874
		Prepaid - Heaters Expense	3,978

		Prepaid - Propane Expense	12,654
		Prepaid - Package Expense	19,153
		Prepaid Duty	510,989
		Misc Receivable - Beijing Jiya	22,269
		Total	596,851

Neo International Corp.	15-11374	Prepayment for professional fee	5,000
		GST/VAT recoverable	683
		Total	5,683

		Combined Debtor Total Other Current Assets	11,462,596
		Investments
Molycorp Inc.	15-11357	Molycorp Luxembourg Holdings S.a.r.l. (100%)	20,000
		MCP Exchangeco Inc. (100%)	411,319,505
		Molycorp Minerals LLC (31.96%)	132,576,089
		Total	543,915,594

Industrial Minerals, LLC	15-11358	Industrial Minerals S.a.r.l. (100%)	20,000

Magnequench Inc.	15-11359	Gan Zhou Ke Li Rare Earth New Material (25%)	5,022,126
		Magnequench Neo Powders Pte. Ltd. (100%)	116,421
		Magnequench International Inc. (100%)	136,035,957
		Magnequench UG (100%)	20,927,580
		Total	162,102,084

Magnequench International, Inc.	15-11360	Xin Bao Investment Limited (98.9%)	17,067,184

Magnequench Limited	15-11361	Magnequench International Trading (Tianjin) Co., Ltd. (100%)	800,000
		Magnequench (Korat) Co., Ltd. (100%)	1
		Zibo Jia Xin Magnetic Materials Ltd. (100%)	530,000
		GQD Special Material (Thailand) Co., Ltd. (20%)	703,275
		Total	2,033,276

MCP Canada Limited Partnership	15-11365	Molycorp Minerals Canada ULC	1,192,325,440

MCP Exchangeco Inc.	15-11366	MCP Canada Limited Partnership (99.99%)	684,175,440

Molycorp Luxembourg Holdings S.a.r.l.	15-11368	Molycorp Rare Metals Holdings Inc. (100%)	24,150,000
		Magnequench Inc. (100%)	325,000,000
		Molycorp Chemicals & Oxides Inc. (100%)	15,000,000

		Total	364,150,000

Molycorp Minerals Canada ULC (Toronto)	15-11370	Neo International Corp. (100%)	19,163,220
		Vive Crop Protection Inc. RSTD (investment)	805,305
		Molycorp Chemicals & Oxides (Europe) Ltd. (100%)	158
		Magnequench Limited (100%)	4,621,000
		Molycorp (Beijing) Co., Ltd. (100%)	200,000
		NMT Holdings GmbH (100%)	71,940
		Molycorp Korea Inc. ( 100%)	91,000
		Molycorp Rare Metals Korea Inc. (100%)	3,065,000
		Xin Bao Investment Limited (1.1%)	3,000,000
		Molycorp Japan Inc. (100%)	86,199
		Molycorp Rare Metals (Utah), Inc.	707,747
		Total	31,811,569

Molycorp Minerals, LLC	15-11371	Molycorp Metals & Alloys Inc. (100%)	17,521,567
		Molycorp Silmet AS (100%)	123,901,480
		Industrial Minerals LLC (100%)	100
		Total	141,423,147

Molycorp Rare Metals Holdings, Inc.	15-11372	Molycorp Rare Metals (Oklahoma) LLC (80%)	6,500,000
		Molycorp Rare Metals (Utah) Inc. (100%)	14,550,000
		Shanxi Jia Hua Galaxy Electronic Materials Co., Ltd. (60%)	1,869,589
		Total	22,919,589

Neo International Corp.	15-11374	Jiangyin Jiahua Advanced Material Resources Co., Ltd. (95%)	23,279,669
		Zibo Jiahua Advanced Material Resources Co., Ltd. (95%)	5,042,586
		Neo Performance Materials (Singapore) Pte. Ltd. (100%)	213,000
		Total	28,535,255

		Combined Investments	3,190,478,578
		Other Assets
Magnequench International, Inc.	15-11360	Rental deposit	300
		Rental deposit for Osaka office	44,760
		Total	45,060

Molycorp Minerals, LLC	15-11371	Rabbi Trust investment - retirement fund	624,474

		Combined Debtor Total Other Assets	669,534

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-4	Reporting Period: December 2015

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	—	311,546	311,546	Various	EFT	—
FICA-Employee	—	78,890	78,890	Various	EFT	—
FICA-Employer	—	78,890	78,890	Various	EFT	—
Unemployment	877	968	127	Various	EFT	1,718
Income	—	—	—			—
Other: Fed Medical Ins	—	46,518	46,518	Various	EFT	—
Total Federal Taxes	877	516,812	515,971			1,718
State and Local
Withholding	—	148,773	148,773	Various	EFT	—
Sales & Use AZ location only	1,696,071	197	—			1,696,268
Excise	—	—	—			—
Unemployment	824	18,250	10,819	Various	EFT	8,255
Real Property	2,589,428	463,045	3,052,473	Various	Checks	—
Personal Property	—	—	—			—
Other: Property taxes for land and machinery	28,517	(28,517)	—			—
Total State and Local	4,314,840	601,748	3,212,065			1,704,523
Total Taxes	4,315,717	1,118,560	3,728,036			1,706,241

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	4,712,633	492,083	427,664	1,095,429	179,536	6,907,345
Wages Payable	258,542	—	—	—	—	258,542
Taxes Payable	42,328.00	—	—	—	—	42,328.00

Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: DIP Financing	138,896,305	—	—	—	—	138,896,305

Total Postpetition Debts	143,909,808	492,083	427,664	1,095,429	179,536	146,104,520

Explain how and when the Debtor intends to pay any past-due postpetition debts.
0-30	492,083	$468,935 of this amount represents 20% holdback. The remaining balance of $23,148 was paid in January 2016.
31-60	427,664	$419,697 of this amount represents 20% holdback. The remaining balance of $7,967 is awaiting approval.
61-90	1,095,429	$1,090,597 of this amount represents 20% holdback. The remaining balance of $4,832 is awaiting approval.
Over 90	179,536	$174,255 of this amount represents 20% holdback; $5,021 is awaiting approval and $260 was paid in January 2016.
	2,194,712	Total Past Due Accounts Payable
*"Insider" is defined in 11 U.S.C. Section 101(31).

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-4	Reporting Period: December 2015

SUMMARY OF UNPAID POST PETITION DEBTS - SUPPLEMENTAL SCHEDULE

ACCOUNTS PAYABLE

Number of Days Past Due
Debtor	Case No	Current	0-30	31-60	61-90	Over 90	Total
Molycorp Inc.	15-11357	3,124,387	277,421	357,981	1,090,597	174,255	5,024,641
Industrial Minerals, LLC	15-11358	—	—	—	—	—	—
Magnequench Inc.	15-11359	—	—	—	—	—	—
Magnequench International, Inc.	15-11360	14,420	—	—	4,832	—	19,252
Magnequench Limited	15-11361	—	—	—	—	—	—
MCP Advanced Water Technologies, LLC	15-11362	—	—	—	—	—	—
MCP Callco ULC	15-11363	—	—	—	—	—	—
MCP Canada Holdings ULC	15-11364	—	—	—	—	—	—
MCP Canada Limited Partnership	15-11365	33,826	—	—	—	5,021	38,847
MCP Exchangeco Inc.	15-11366	—	—	—	—	—	—
Molycorp Chemicals & Oxides, Inc.	15-11367	61,573	11,848	—	—	—	73,421
Molycorp Luxembourg Holdings S.a.r.l	15-11368	—	—	—	—	—	—
Molycorp Metals & Alloys, Inc.	15-11369	38,700	—	—	—	—	38,700
Molycorp Minerals Canada ULC (Toronto)	15-11370	56,496	11,300	—	—	260	68,056
Molycorp Minerals Canada ULC (Peterborough)	15-11370	49,642	—	—	—	—	49,642
Molycorp Minerals, LLC	15-11371	1,309,095	191,514	69,683	—	—	1,570,292
Molycorp Rare Metals Holdings, Inc.	15-11372	—	—	—	—	—	—
Molycorp Rare Metals (Utah), Inc.	15-11373	24,495	—	—	—	—	24,495
Neo International Corp.	15-11374	—	—	—	—	—	—
PP IV Mountain Pass Inc.	15-11375	—	—	—	—	—	—
PP IV Mountain Pass II inc.	15-11376	—	—	—	—	—	—
RCF IV Speedwagon Inc.	15-11377	—	—	—	—	—	—

Combined Total		4,712,634	492,083	427,664	1,095,429	179,536	6,907,346

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: December 2015

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Case No.	Combined Debtors' Accounts Receivable	15-11357	15-11358	15-11359	15-11360	15-11361	15-11362	15-11363	15-11364	15-11365	15-11366
Accounts Receivable Reconciliation	Debtor		Molycorp Inc.	Industrial Minerals LLC	Magnequench Inc.	Magnequench International Inc.	Magnequench Limited	Molycorp Advanced Water Technologies LLC	MCP Callco ULC	MCP Canada Holdings ULC	MCP Canada Limited Partnership	MCP Exchangeco Inc.
	Total Accounts Receivable at the beginning of the reporting period	6,809,039	—	—	—	2,331,322	—	—	—	—	—	—
	+ Amounts billed during the period	5,601,305	—	—	—	1,588,811	—	—	—	—	—	—
	- Amounts collected during the period	(6,603,210)	—	—	—	(2,379,192)	—	—	—	—	—	—
	+/- Revaluation of Foreign Currency Receivable	—	—	—	—	—	—	—	—	—	—	—
	+/- AR adjustments	8,883	—	—	—		—	—	—	—	—	—
	Total Accounts Receivable at the end of the reporting period	5,816,016	—	—	—	1,540,942	—	—	—	—	—

Accounts Receivable Aging												—
	0 - 30 days old	5,696,713	—	—	—	1,540,942	—	—	—	—	—	—
	31 - 60 days old	32,810	—	—	—	—	—	—	—	—	—	—
	61 - 90 days old	5,717	—	—	—	—	—	—	—	—	—	—
	91+ days old	2,580,775	—	—	—	—	—	—	—	—	—	—
	Total Accounts Receivable	8,316,016	—	—	—	1,540,942	—	—	—	—	—	—
	Amount considered uncollectible (Bad Debt)	(2,500,000)	—	—	—	—	—	—	—	—	—	—
	Accounts Receivable (Net)	5,816,016	—	—	—	1,540,942	—	—	—	—	—	—

	Case No.	15-11367	15-11368	15-11369	15-11370	15-11371	15-11372	15-11373	15-11374	15-11375	15-11376	15-11377
Accounts Receivable Reconciliation	Debtor	Molycorp Chemicals & Oxides Inc.	Molycorp Luxembourg Holdings S.a.r.l	Molycorp Metals & Alloys Inc.	Molycorp Minerals Canada ULC	Molycorp Minerals LLC	Molycorp Rare Metals Holdings Inc.	Molycorp Rare Metals (Utah) Inc.	Neo International Corp.	PP IV Mountain Pass Inc. (Inactive)	PP IV Mountain Pass II, Inc. (Inactive)	RCF IV Speedwagon Inc. (Inactive)
	Total Accounts Receivable at the beginning of the reporting period	2,420,259	—	571,936	1,704	478,833	—	1,004,985	—	—	—	—
	+ Amounts billed during the period	2,279,939	—	1,532,996	38,078	99,536	—	61,944	—	—	—	—
	- Amounts collected during the period	(2,722,946)	—	(287,021)	(39,782)	(360,651)	—	(813,619)	—	—	—	—
	+/- Revaluation of Foreign Currency Receivable		—	—	—	—	—		—	—	—	—

+/- AR adjustments	8,883	—		—		—		—	—	—	—
Total Accounts Receivable at the end of the reporting period	1,986,135	—	1,817,911	—	217,719		253,310	—	—	—	—

Accounts Receivable Aging						—
0 - 30 days old	1,985,015	—	1,817,911	—	99,536	—	253,310	—	—	—	—
31 - 60 days old	—	—		—	32,810	—	—	—	—	—	—
61 - 90 days old	—	—	—	—	5,717	—	—	—	—	—	—
91+ days old	1,120	—	—	—	2,579,655	—	—	—	—	—	—
Total Accounts Receivable	1,986,135	—	1,817,911	—	2,717,719	—	253,310	—	—	—	—
Amount considered uncollectible (Bad Debt)		—	—	—	(2,500,000)	—		—	—	—	—
Accounts Receivable (Net)	1,986,135	—	1,817,911	—	217,719	—	253,310	—	—	—	—

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: December 2015

SUMMARY OF RECEIVABLES - SUPPLEMENTAL SCHEDULE

ACCOUNTS RECEIVABLE

Number of Days Past Due
Debtor	Case No	0-30	31-60	61-90	Over 90	Bad debt	Total
Molycorp Inc.	15-11357	—	—	—	—		—
Industrial Minerals, LLC	15-11358	—	—	—	—		—
Magnequench Inc.	15-11359	—	—	—	—	—	—
Magnequench International, Inc.	15-11360	1,540,942	—	—	—	—	1,540,942
Magnequench Limited	15-11361	—	—	—	—		—
MCP Advanced Water Technologies, LLC	15-11362	—	—	—	—		—
MCP Callco ULC	15-11363	—	—	—	—		—
MCP Canada Holdings ULC	15-11364	—	—	—	—		—
MCP Canada Limited Partnership	15-11365	—	—	—	—	—	—
MCP Exchangeco Inc.	15-11366	—	—	—	—		—
Molycorp Chemicals & Oxides, Inc.	15-11367	1,985,015	—	—	1,120	—	1,986,135
Molycorp Luxembourg Holdings S.a.r.l	15-11368	—	—	—	—		—
Molycorp Metals & Alloys, Inc.	15-11369	1,817,911	—	—	—		1,817,911
Molycorp Minerals Canada ULC (Toronto)	15-11370	—	—	—	—		—
Molycorp Minerals Canada ULC (Peterborough)	15-11370	—	—	—	—		—
Molycorp Minerals, LLC	15-11371	99,536	32,810	5,717	2,579,655	(2,500,000)	217,718
Molycorp Rare Metals Holdings, Inc.	15-11372	—	—	—	—	—	—
Molycorp Rare Metals (Utah), Inc.	15-11373	253,310	—	—	—	—	253,310
Neo International Corp.	15-11374	—	—	—			—
PP IV Mountain Pass Inc.	15-11375	—	—	—	—		—
PP IV Mountain Pass II inc.	15-11376	—	—	—	—		—
RCF IV Speedwagon Inc.	15-11377	—	—	—	—		—
Combined Total		5,696,714	32,810	5,717	2,580,775	(2,500,000)	5,816,016

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: December 2015

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		√
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		√
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	√
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	√
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
√

* The above questionnaire reflects the responses of each debtor entity.